SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 2, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


                TENNESSEE           00 0-27694          62-1201561
           (State or other     (Commission File        (IRS Employer
           jurisdiction            Number)          Identification Number)
           of incorporation)

        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
    (Address of principal executive offices)                       (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c) Exhibits.

99.1      Presentation of SCB Computer Technologies, Inc. dated June 2, 2003.

ITEM 9. Regulation FD Disclosure; and

ITEM 12.  Results of Operations and Financial Conditions

                  SCB Computer Technology, Inc. (the "Company") is making available a presentation regarding the Company on its website. Such information in the presentation that relates to financial information about completed fiscal periods is being provided under Item 12 pursuant to SEC Release No. 33-8216. Such other material non-public information included in the presentation is being provided under Item 9 pursuant to the requirements of Regulation FD. The information included pursuant to Item 9 and Item 12 shall not be deemed to be incorporated by reference into any filing by the Company pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 2, 2003

                         SCB COMPUTER TECHNOLOGY, INC.,

                         By:      /s/ Michael J. Boling
                              ------------------------------------------------
                               Michael J. Boling,
                               Executive Vice President and
                               Chief Financial Officer